U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 25, 2005

                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                          0-21743                    36-3680347
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(State or Other             (Commission File Number)          (IRS Employer
 Jurisdiction                                               Identification No.)
Incorporation)


     2201 Second Street, Suite 402, Fort Myers, Florida            33901
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          (Address of Principal Executive Offices)               (Zip Code)

                (239) - 337-3434
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(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

      On February 25, 2005, NeoMedia invested $250,000 in exchange for 8,333,333 shares of Pickups Plus, Inc. ("PUPS")(OTCBB:PUPS) restricted common stock. PUPS is a retail operator and franchiser of retail automotive parts and accessories stores catering to the light truck market, and also provides new vehicle preparation, environmental protection packages, detailing and reconditioning products and services.

      Also on February 25, 2005, NeoMedia signed two non-binding letters of intent (individually, an "LOI" and collectively the "LOIs") to acquire up to 100% of Automotive Preservation, Inc. ("AP"), a distributor of automotive paint and accessory products, from AP's parent company, PUPS. The first LOI calls for NeoMedia to initially acquire 30% of AP for $1,600,000, to be paid $600,000 in cash, $554,000 in shares of NeoMedia restricted common stock, and $446,000 through the assumption of AP debt by NeoMedia. Under the second LOI, upon completion of the acquisition of the initial 30% of AP by NeoMedia, NeoMedia would have the option to acquire an additional 30% of AP for $1,650,000, payable in shares of NeoMedia restricted common stock. The second LOI also gives NeoMedia the option to purchase the final 40% of AP for either: (i) $2,200,000, payable in shares of NeoMedia restricted common stock, if NeoMedia exercises this right within 12 months of acquiring the second 30% of AP, or (ii) a price equivalent to AP's previous quarter EBITDA multiplied by 8, payable in shares of NeoMedia restricted common stock. Both LOIs are non-binding and subject to due diligence by NeoMedia and AP.

      NeoMedia's press release with respect to the investment and letters of intent is attached hereto as exhibit 16.3.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NeoMedia Technologies, Inc.
                                         (Registrant)

Date: February 28, 2005          By:/s/ Charles T. Jensen
      -----------------          ------------------------
                                 Charles T. Jensen, President, Chief Executive
                                 Officer, Chief Operating Officer and Director

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                                  EXHIBIT INDEX

            Exhibit         Document
            -------         --------

             16.1 Form of Letter of Intent between NeoMedia and Auto Preservation, Inc., for NeoMedia to acquire initial 30% of Auto Preservation, Inc.

             16.2 Form of Letter of Intent between NeoMedia and Auto Preservation, Inc., for NeoMedia to acquire remaining 70% of Auto Preservation, Inc.

             16.3          Press release dated March 1, 2005